SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report:  February 16, 1995

                   READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)

      Delaware                  1-5587          73-0642271
   (State or other           (Commission     (I.R.S. Employer
   jurisdiction of           File Number)   Identification No.)
    incorporation)

         901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (713) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            Exhibit 99  -     Press Release dated February 16, 1995 -
                              Earnings release for the year and the
                              three months ended December 31, 1994



                         SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                              READING & BATES CORPORATION


                              By  /s/T. W. Nagle
                                  -------------------
                                  T. W. Nagle
                                  Vice President & Chief
                                  Financial Officer

Dated:  February 16, 1995